SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) October 02, 1997


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



          Delaware                     333-06957                 25-1669404
      (State or other            (Commission File Number)      (IRS Employer
 jurisdiction of incorporation)                              Identification No.)




       Main at Water Street -  Coudersport, PA          16915
       (Address of principal executive offices)      (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830










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Item 5.           Other Events

Hyperion Telecommunications, Inc. announced that it has sold $200,000,000 aggregate liquidation preference of 12-7/8% Senior Exchangeable Redeemable Preferred Stock due 2007 (the "Senior Preferred Stock") primarily in reliance on Rule 144A to "qualified institutional buyers". The press release related to such announcement is filed hereto as Exhibits 99.01.


Item 7.  Financial Statements and Exhibits

(c)      The following exhibit is filed as part of this report on Form 8-K:

Exhibit 99.01              Hyperion Press Release issued October 2, 1997


                                                               SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 07, 1997           HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                            By: /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer













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EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.01              Hyperion Press Release issued October 2, 1997